Exhibit 31.1

PRINCIPAL EXECUTIVE OFFICER’S CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lisa A. Conte, certify that:

1.            I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Jaguar Health, Inc.; and

2.            Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 28, 2023

/s/ LISA A. CONTE
Lisa A. Conte
Chief Executive Officer and President
(Principal Executive Officer)